UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  September 25, 2000


                     AMORTIZING RESIDENTIAL COLLATERAL TRUST
             Mortgage Pass-Through Certificates, Series 2000-BC-3
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-35026-02       Pending
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On September 25, 2000 a distribution was made to holders of AMORTIZING RESIDENTIAL COLLATERAL TRUST, Mortgage Pass-Through Certificates,
Series 2000-BC3 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number              Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-BC3 Trust, relating to the September 25, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      AMORTIZING RESIDENTIAL COLLATERAL TRUST
                Mortgage Pass-Through Certificates, Series 2000-BC3

              By:   Wells Fargo Bank Minnesota, N.A. as Master Servicer
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 10/3/00


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-BC3, relating to the September 25, 2000 distribution.